                                  EXHIBIT 99.3


HANOVER BANCORP, INC. AND ITS WHOLLY-OWNED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands of dollars, except per share data)

                                                                                       JUNE 30,           DECEMBER 31,
                                                                                         2000                 1999
                                                                                         ----                 ----
ASSETS
    Cash and due from banks                                                          $   20,498            $   20,251
    Federal funds sold                                                                    7,965                     -
                                                                                     ----------            ----------
      Cash and cash equivalents                                                          28,463                20,251
    Interest bearing deposits with other banks                                                5                   367
    Short-term investments                                                                  123                    29
    Investment securities:
      Available-for-sale                                                                186,011               169,388
      Held-to-maturity (market value - $1,666 and $1,673, respectively)                   1,639                 1,670
                                                                                     ----------            ----------
                                                                                        187,650               171,058
    Loans:
      Commercial, financial and agricultural                                             47,474                46,750
      Real estate-construction                                                            7,373                 5,714
      Real estate-commercial mortgage                                                    52,679                48,663
      Real estate-residential mortgage                                                  130,907               130,151
      Consumer                                                                           66,426                67,697
                                                                                     ----------            ----------
                                                                                        304,859               298,975
    Less: Allowance for loan losses                                                      (3,860)               (3,701)
                                                                                     ----------            ----------
      Net loans                                                                         300,999               295,274
    Premises and equipment                                                                6,883                 6,984
    Accrued interest receivable                                                           3,926                 3,466
    Other assets                                                                          7,635                 6,495
                                                                                     ----------            ----------
        TOTAL ASSETS                                                                 $  535,684            $  503,924
                                                                                     ==========            ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities
      Deposits:
        Non-interest bearing                                                         $   39,207            $   37,072
        Interest bearing                                                                385,350               359,437
                                                                                     ----------            ----------
                                                                                        424,557               396,509
      Borrowed Funds:
        Short-term                                                                       10,768                21,266
        Long-term                                                                        61,926                49,055
                                                                                     ----------            ----------
                                                                                         72,694                70,321
      Accrued interest payable                                                            3,899                 2,386
      Other liabilities                                                                   1,056                 1,494
      Dividends payable                                                                    466                   466
                                                                                     ----------            ----------
        TOTAL LIABILITIES                                                               502,672               471,176

    Shareholders' Equity
      Preferred stock, $2.50 par value; authorized, 2,000,000 shares;
        no shares issued or outstanding                                                       -                     -
      Common Stock, $.83 par value; authorized, 9,000,000 shares;
        issued and outstanding: 2000-3,884,189 shares;
        1999-3,883,272 shares                                                             3,224                 3,223
      Surplus                                                                            18,283                18,271
      Accumulated other comprehensive income                                             (6,147)               (5,019)
      Retained earnings                                                                  17,652                16,273
                                                                                     ----------            ----------
        TOTAL SHAREHOLDERS' EQUITY                                                       33,012                32,748
                                                                                     ----------            ----------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $  535,684            $  503,924
                                                                                     ==========            ==========

See accompanying notes.

HANOVER BANCORP, INC. AND ITS WHOLLY-OWNED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands of dollars, except per share data)

                                                                       Six Months Ended
                                                                           June 30,
                                                                    2000                1999
                                                                    ----                ----
INTEREST INCOME
  Interest and fees on loans                                       $ 12,538           $ 11,888
  Interest on federal funds sold                                        192                358
  Interest on short-term investments                                      5                 67
  Interest on investment securities:
    Taxable                                                           4,137              3,037
    Tax-exempt                                                        1,489              1,054
                                                                   --------           --------
                                                                      5,626              4,091
                                                                   --------           --------
     TOTAL INTEREST INCOME                                           18,361             16,404

INTEREST EXPENSE
  Interest on deposits                                                8,314              6,862
  Interest on borrowed funds                                          1,867              1,657
                                                                   --------           --------
     TOTAL INTEREST EXPENSE                                          10,181              8,519
                                                                   --------           --------
     NET INTEREST INCOME                                              8,180              7,885
PROVISION FOR LOAN LOSSES                                               190                390
                                                                   --------           --------
     NET INTEREST INCOME AFTER PROVISION
       FOR LOAN LOSSES                                                7,990              7,495

NET SECURITIES GAINS                                                    222                161

OTHER INCOME
  Trust and investment services income                                  606                576
  Service charges on deposit accounts                                   804                786
  Other operating income                                                519                613
                                                                   --------           --------
   TOTAL OTHER INCOME                                                 1,929              1,975

OTHER EXPENSE
  Salaries                                                            3,169              2,793
  Employee benefits                                                     656                605
  Occupancy expense                                                     528                464
  Equipment expense                                                     640                603
  Marketing and advertising                                             219                223
  Professional and service fees                                         592                711
  Other operating expense                                             1,540              1,412
                                                                   --------           --------
   TOTAL OTHER EXPENSE                                                7,344              6,811
                                                                   --------           --------
     INCOME BEFORE INCOME TAXES                                       2,797              2,820

INCOME TAXES                                                            485                612
                                                                   --------           --------
     NET INCOME                                                    $  2,312           $  2,208
                                                                   ========           ========

PER SHARE DATA
  Net income - basic and diluted                                     $ 0.60             $ 0.56
  Cash dividends declared                                              0.24               0.22

See accompanying notes.

HANOVER BANCORP, INC. AND ITS WHOLLY-OWNED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                                                     Six months ended
                                                                                          June 30,
                                                                                    2000             1999
                                                                                    ----             ----
OPERATING ACTIVITIES
Net income                                                                       $   2,312        $   2,208
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Provision for loan losses                                                          190              390
    Provision for depreciation and amortization                                        573              543
    Securities gains                                                                  (222)            (161)
    Increase in net deferred tax assets                                                  -              147
    Increase in interest receivable                                                   (460)            (233)
    Increase in interest payable                                                     1,513            1,180
    Increase in other assets                                                          (559)            (554)
    Increase in other liabilities                                                     (234)            (408)
    Increase (decrease) in accrued taxes                                              (204)             335
    Loans originated for sale                                                       (3,179)          (7,159)
    Proceeds from sale of loans originated for sale                                  3,090            8,442
                                                                                 ---------        ---------
      NET CASH PROVIDED BY
      OPERATING ACTIVITIES                                                           2,820            4,730

INVESTING ACTIVITIES

Net increase in loans                                                               (5,826)          (7,675)
Proceeds from sale of loans                                                              -                -
Proceeds from sale of available-for-sale investment securities                       12,296           27,369
Proceeds from maturities of investment securities                                    3,730            9,775
Purchases of investment securities                                                 (34,105)         (45,772)
Proceeds from maturities of short-term investments                                     268            8,000
Purchases of short-term investments                                                      -           (7,963)
Purchases of premises and equipment                                                   (472)            (501)
                                                                                 ---------        ---------
      NET CASH USED IN
      INVESTING ACTIVITIES                                                         (24,109)         (16,767)

FINANCING ACTIVITIES

Net increase in demand deposits, NOW accounts,
  money market accounts, and savings accounts                                        7,551           16,959
Net increase in certificates of deposit and other time deposits                     20,497           19,053
Net increase (decrease) in borrowed funds                                            2,373           (3,027)
Cash dividends paid                                                                   (932)            (866)
Cash paid in lieu of fractional shares                                                   -                -
Proceeds from issuance of common stock                                                  12               56
Repurchase and retirement of common stock                                               -              (432)
                                                                                 ---------        ---------
      NET CASH PROVIDED BY
      FINANCING ACTIVITIES                                                          29,501           31,743

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     8,212           19,706

Cash and cash equivalents at beginning of year                                      20,251           26,174
                                                                                 ---------        ---------
  CASH AND CASH EQUIVALENTS AT END OF YEAR                                       $  28,463        $  45,880
                                                                                 =========        =========

See accompanying notes.

HANOVER BANCORP, INC. AND ITS WHOLLY OWNED SUBSIDIARIES

Notes to Consolidated Financial Statements

(1) In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments, which are of a normal recurring nature necessary to present fairly Hanover Bancorp, Inc.'s financial position as of June 30, 2000, and December 31, 1999, the results of its operations and cash flows for the six months ended June 30, 2000 and 1999.

(2) The information contained in this report is unaudited and is subject to year-end adjustment and audit.

(3) These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the corporation's Annual Report on Form 10-K/A for the year ended December 31, 1999.

(4) Net income (basic and diluted) and cash dividends per share are based on the weighted average number of shares outstanding which were 3,884,137 during the six months ended June 30, 2000 and 3,939,344 during the six months ended June 30, 1999. The effective dilutive securities for these periods are immaterial.

(5) The results of operations for the six months ended June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

(6) The allowance for loan losses is maintained at a level believed adequate by management to absorb estimated credit losses within the overall loan portfolio. Management's methodology in evaluating the adequacy of the allowance considers the overall growth in the portfolio, ongoing analysis of individual credits, adverse situations that could affect a borrower's ability to repay, prior and current loss experience, and economic conditions and trends. The allowance for loan losses is charged when management determines the prospects for recovering the principal have significantly diminished. Subsequent recoveries, if any, are credited to the allowance. Loans identified as impaired are charged-off when management has concluded, after ongoing evaluation of the impaired loans, that repayment is unlikely. Installment loans that are 90 to 120 days past due are charged-off, unless current scheduled payments are being received. Real estate loans are written down to fair value upon the earlier of management's determination that the underlying collateral value has declined, foreclosure proceedings, a receipt of a deed in lieu of foreclosure or an in-substance foreclosure involving actual possession of the collateral.

(7) Comprehensive income and its components for the six months ended June 30, are as follows:

Six months ended
                                                         2000      1999
Net income                                           $  2,312  $    2,208
Adjustment to net unrealized gains on
  securities available-for-sale, net of
  tax effects and reclassification adjustment
  for gains included in net income                     (1,128)     (3,826)
Comprehensive income (loss)                          $  1,184  $   (1,618)


Accumulated other comprehensive income consists of the net unrealized gain on securities available-for-sale, net of tax effects.

(8) In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, Accounting for Certain Transactions involving Stock Compensation, and Interpretation of APB No. 25. The Interpretation provides clarification on stock option repricings, modifications to extend the term, modifications to accelerate vesting, and other matters. Hanover has adopted the provisions prospectively as of July 1, 2000 with no impact on earnings or shareholders' equity.

(9) On July 27, 2000, Hanover announced the consummation of the merger with Sterling Financial Corporation, headquartered in Lancaster, Pennsylvania. Shareholders of Sterling and Hanover approved the merger on June 13 and June 14, 2000, respectively. Shareholders of Hanover Bancorp, Inc. will receive .93 shares of common stock of Sterling for each share of Hanover common stock. A total of 3,611,923 shares of common stock will be issued by sterling in connection with the transaction. This transaction will be accounted for under the pooling-of-interests method.

The following table provides a summary of consolidated operating results and financial condition on a proforma basis (including intercompany eliminations) as of and for the six months ended June 30, 2000 (in thousands):

                                                                          Sterling
                                     Sterling         Hanover            (Proforma)
                                     --------         -------            ----------
   Net interest income             $   19,277       $  8,292             $  27,569
   Net income                           7,352          2,312                 9,664
   Total assets                     1,111,958        535,636             1,640,982
   Total stockholders' equity          93,498         33,012               126,503